UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 23, 2019

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SPEEDWAY MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-13582 (Commission File Number)	51-0363307 (I.R.S. Employer Identification No.)

5555 Concord Parkway South Concord, North Carolina 28027 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (704) 455-3239

Not Applicable

(Former name or address, if changed since last report)

____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	TRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 23, 2019, Speedway Motorsports, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sonic Financial Corporation, a North Carolina corporation (“Parent”), and Speedco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent is owned and controlled by O. Bruton Smith and his family (collectively, the “Smith Family”), and the Smith Family holds approximately 71.1% of the Company’s outstanding shares of common stock.

Subject to the terms and conditions of the Merger Agreement, Merger Sub will begin a tender offer (the “Offer”) no later than August 13, 2019, unless otherwise agreed by the parties, to purchase all of the outstanding shares of common stock of the Company, $0.01 par value per share (the “Shares”), at an offer price of $19.75 per Share in cash (the “Offer Price”), net to the holder without interest thereon and subject to any withholding of taxes. The Offer will initially remain open for 20 business days after the Offer begins, subject to extension under certain circumstances specified in the Merger Agreement.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to a non-waivable condition that there will have been validly tendered (and not validly withdrawn) a number of Shares greater than 50% of the outstanding Shares not owned by Parent, its affiliates and certain individuals specified in the Merger Agreement (the “Public Stockholders”) immediately before the expiration of the Offer (the “Minimum Offer Condition”) and is subject to the satisfaction or waiver of other conditions set forth in the Merger Agreement, including, (a) the absence of any law, injunction, judgment or other legal restraint that prohibits the consummation of the Offer or the Merger (as defined below); (b) the accuracy of the representations and warranties of the Company and compliance by the Company with the covenants contained in the Merger Agreement, subject to a Company Material Adverse Effect (as defined in the Merger Agreement) and other materiality qualifiers; (c) there not having been a Company Material Adverse Effect since the date of the Merger Agreement; and (d) the completion of a specified marketing period for the debt financing being obtained by Parent to fund the payment of the aggregate Offer Price and Merger Consideration (as defined below) (collectively, the “Offer Conditions”). Subject to the satisfaction of the Minimum Offer Condition and the satisfaction or waiver by Merger Sub or Parent of the other Offer Conditions, Merger Sub will promptly after the expiration date of the Offer accept for payment all Shares tendered (and not validly withdrawn) under the Offer and promptly thereafter pay for such Shares.

The Merger Agreement also provides that, following the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), under which no stockholder vote is required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), (i) each Share owned by the Company as treasury stock or owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent will be cancelled for no consideration and (ii) each other Share outstanding immediately before the Effective Time (other than Shares for which appraisal rights have been properly demanded and not withdrawn or lost) will be cancelled and converted into the right to receive, upon their surrender, an amount equal to the Offer Price, without interest thereon and subject to any withholding of taxes (the “Merger Consideration”).

At the Effective Time, each vested or unvested option to purchase Shares that is unexpired, unexercised and outstanding immediately before the Effective Time will be deemed fully vested and will be cancelled and converted into the right to receive an amount equal to the product of (a) the excess, if any, of (i) the Offer Price over (ii) the per share exercise price of such option, and (b) the total number of Shares subject to such option, without interest and subject to reduction for any applicable withholding taxes. Also at the Effective Time, each vested and unvested restricted stock unit, share of restricted stock and share of performance-based restricted stock of the Company that is unexpired and outstanding immediately before the Effective Time will be deemed to be fully vested, and any performance vesting conditions for which the level of performance vesting has not been determined will be deemed achieved at target performance levels, and will be cancelled and converted into the right to receive an amount in cash equal to the product of the Offer Price and the total number of Shares subject to such restricted stock unit, or the total number of shares of restricted stock or performance-based restricted stock, as applicable, immediately before the Effective Time, without interest and subject to reduction for any applicable withholding tax.

The consummation of the Merger is subject the consummation of the Offer and the absence of any law, injunction, judgment or other legal restraint that prohibits the consummation of the Merger.

A special committee (the “Special Committee”) consisting solely of independent and disinterested members of the Company’s Board of Directors (the “Board”) unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable, fair to, and in the best interests of, the Company and the Public Stockholders; (b) recommended that the Public Stockholders accept the Offer and tender their Shares to Merger Sub pursuant to the Offer; and (c) recommended that the Board take the actions described below.

The Board, acting upon the recommendation of the Special Committee, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable, fair to, and in the best interests of, the Company and its stockholders, (ii) approved and adopted the Merger Agreement and declared it advisable for the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Offer and the Merger, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Offer and the Merger, and (iv) recommended that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub pursuant to the Offer, in each case, on the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including covenants regarding the operation of the Company’s business before the Effective Time.

The Company is restricted by the Merger Agreement from soliciting third-party proposals relating to alternative transactions and, subject to certain exceptions to permit the Board to comply with its fiduciary duties, from providing information and entering into discussions in connection with alternative transactions. Prior to the acceptance time of the Offer, under specified circumstances, the Board (upon recommendation of the Special Committee) may change its recommendation to the Company’s stockholders regarding the Offer in response to a Superior Proposal or an Intervening Event (each as defined in the Merger Agreement).

The Merger Agreement may be terminated by the Company or Parent under certain circumstances set forth in the Merger Agreement, including subject to certain limitations, if the Offer has not concluded by December 31, 2019. If the Merger Agreement is terminated by Parent under circumstances in which the Board, upon the recommendation of the Special Committee, changes its recommendation to the Company’s stockholders regarding the Offer, then the Company will be required to pay a termination fee of $24,000,000 to Parent. Alternatively, if the Merger Agreement is terminated by the Company under circumstances in which all of the conditions to the closing of the Offer have occurred but Merger Sub has failed to purchase all of the tendered Shares, then Parent will be required to pay a termination fee of $40,000,000 to the Company.

Parent obtained a debt financing commitment from Bank of America, N.A. to provide a $250,000,000 term loan and a $100,000,000 revolving credit facility which, together with cash on hand, available lines of credit and other sources of immediately available funds available to Parent, will be sufficient to pay all of Parent’s and Merger Sub’s obligations under the Merger Agreement, including the aggregate Offer Price and Merger Consideration.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement, may be subject to qualifications and limitations agreed upon by such parties and were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to investors. Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On July 23, 2019, the Board approved an amendment to the Company’s bylaws to add a new Article 8 containing a forum selection provision (the “Amendment”). The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company arising out of or relating to any provision of the DGCL or the Company’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company governed by the internal affairs doctrine of the State of Delaware shall be the Court of Chancery of the State of Delaware or, in the event that such court lacks jurisdiction, another state or federal court located within the State of Delaware. This Amendment was effective upon adoption by the Board. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.     Other Events.

On July 24, 2019, the Company issued a press release announcing the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Merger, Merger Sub will commence a tender offer for the outstanding shares of common stock of the Company. The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of the Company, nor is it a substitute for the tender offer materials that Parent and Merger Sub will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Parent and Merger Sub, a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Company, and a Schedule 13E-3 transaction statement will be filed by the Company and certain other persons, including Parent. The offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT, THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these materials (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the exchange agent for the tender offer which will be named in the tender offer statement. Copies of the Company’s filings with the SEC may be obtained free of charge at the “Investor Relations” section of the Company’s website at http://www.speedwaymotorsports.com or by directing a request to: Speedway Motorsports, Inc., 5555 Concord Parkway South Concord, North Carolina 28027, Attn: Investor Relations, (704) 455-3239.

Forward-Looking Statements

This communication contains forward looking statements, including statements relating to the proposed acquisition of the Company by Parent and the expected benefits of the acquisition and other matters that are not historical facts. Statements in this communication that relate to future results and events are forward-looking statements based on the Company’s current plans and expectations and are subject to a number of risks and uncertainties that could cause such plans and expectations, including actual results, to differ materially from those described in these forward-looking statements. You should not place undue reliance on these statements. All statements other than statements of historical fact, including statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, are statements that could be deemed forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (b) the inability of Parent to complete the proposed Offer or Merger due to the failure to obtain the minimum percentage of the Company’s stockholders tendering their Shares in the Offer or the failure to satisfy other conditions to completion of the proposed Offer and Merger; (c) the failure of Parent to obtain the necessary financing arrangements as set forth in the debt commitment letter delivered pursuant to the Merger Agreement, or the failure of the proposed Offer or Merger to close for any other reason; (d) risks related to disruption of management’s attention from the Company’s ongoing business operations due to these transactions; (e) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (f) the risk that the pendency of the proposed Offer and Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed Offer and Merger; (g) the effect of the announcement of the proposed Offer and Merger on the Company’s relationships with its customers, operating results and business generally; and (h) the amount of the costs, fees, expenses and charges related to the proposed transactions under the Merger Agreement. You should consider these factors carefully in evaluating the forward-looking statements. Many of these risks and uncertainties are beyond the Company’s control. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, are discussed in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 15, 2019, under the heading “Item 1A. Risk Factors,” and in any subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed by the Company with the SEC. Inclusion of any information or statement in this report does not necessarily imply that such information or statement is material. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this report or otherwise, and such information included in this report is based on information currently available and may not be reliable after this date.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of July 23, 2019, by and among Speedway Motorsports, Inc., Sonic Financial Corporation and Speedco, Inc.
3.1	Amendment No. 3 to Bylaws of Speedway Motorsports, Inc.
99.1	Press Release issued by Speedway Motorsports, Inc., dated July 24, 2019

*	Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC. (Registrant)

Date: July 24, 2019	By:	/s/ J. Cary Tharrington IV
J. Cary Tharrington IV
Senior Vice President, Secretary and General Counsel